UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) August 26, 2005

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121661 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The balance sheets of XL Financial Assurance Ltd. as of December 31, 2004 and 2003 and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in the prospectus supplement, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers , independent registered public accounting firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:  /s/ Vinu Philips

Name:

Vinu Philips

Title:

Senior Vice President

Dated:  August 26, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of

P

PricewaterhouseCoopers,

Independent Registered Public

Accounting Firm of

XL Financial Assurance Ltd.